UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 30, 2014, The Cooper Companies, Inc. (the “Company”) issued a press release announcing that it has entered into Sale and Purchase Agreements (the “Purchase Agreements”) pursuant to which an indirect subsidiary of the Company will acquire the entire issued share capital of Sauflon Pharmaceuticals Limited (“Sauflon”) (the “Acquisition”), subject to the terms and conditions of the Purchase Agreements. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The Company has also prepared an investor presentation with respect to the Acquisition, a copy of which is attached as Exhibit 99.2 hereto and is incorporated herein by reference. Internet addresses in the press release and investor presentation are for information purposes only and are not intended to be hyperlinks to other Company information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 30, 2014, of The Cooper Companies, Inc.

99.2	Investor Presentation of The Cooper Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Tina Maloney
Tina Maloney Corporate Controller (Principal Accounting Officer)

Dated: June 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 30, 2014, of The Cooper Companies, Inc.

99.2	Investor Presentation of The Cooper Companies, Inc.